                                                                                                                                                                                                                                      [MHM, March 15, 2007]

[Translation]

Annual Securities Report

(the Twelfth Term)
From: October 1, 2005
To: September 30, 2006

PUTNAM DIVERSIFIED INCOME TRUST

Annual Securities Report
(the Twelfth Term)
From: October 1, 2005
To: September 30, 2006

To: Director of Kanto Local Finance Bureau
Filing Date of SRS: February 28, 2007

Name of the Registrant Fund:	PUTNAM DIVERSIFIED INCOME TRUST

Name of the Registrant Issuer:	PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title	Charles E. Porter
of Representative:	Executive Vice President, Associate Treasurer,
Principal Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual Securities Report
is available for Public Inspection

Not applicable.

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = ¥119.11, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 29th December, 2006.

Note 2: In this report, money amounts and percentages have been rounded up to 10 in the case of 5 or more and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up to 10 in the case of 5 or more and otherwise rounded down when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.

PART I.       INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objects and Basic Nature of the Fund:

a. Structure of the Fund:

Putnam Diversified Income Trust (the "Fund") (The Fund may be called “Putnam DIT” in Japan.)

The Fund is a Massachusetts business trust organized on August 11, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's class M and class C shares had been offered until September, 2005 in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, shareholders would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shares without the shareholder’s permission and send the shareholder the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the

Trustees may at any time establish one, which could apply to both present and future shareholders.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

b. Objects and Basic Nature of the Fund:

GOAL

The Fund seeks as high a level of current income as Investment Management Company believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that:

>> are securitized debt instruments and other obligations of companies and governments worldwide

>> are either investment-grade or below investment-grade and

>> have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% - 65% of the Fund’s net assets in each of these three sectors:

>> U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies

>> High yield sector: lower-rated bonds of U.S. companies

>> International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on your investment include:

>> The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

>> The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

>> The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

>> The risk that the issuers of the Fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the Fund invests significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the Fund.

>> The risk that the Fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Structure of the Fund:

(A) Structure of the Fund

(Note) PFTC is managing the transfer of the Fund's assets to State Street. This transfer is expected to be completed during the first half of 2007.  PFTC will remain custodian with respect to Fund assets until the assets are transferred.

(B) The Names of Related Parties of the Fund, their Roles in Management of the Fund and Outline of Agreements concluded between the Related Parties and the Fund or concluded between the Related Parties:

Name	The role in	Outline of the Agreement
management of the
Fund

Putnam Investment	Investment	Management Contract with the Fund
Management, LLC	Management Company	dated January 20, 1997 (Note 1)

Putnam	Sub-Investment	Amended and Restated
Investments	Management Company	Sub-Management Contract (Note 2)
Limited		with Investment Management
Company dated December 30, 2006

Putnam Fiduciary	Custodian and Investor	Amended and Restated Custodian
Trust Company	Servicing Agent	Agreement with the Fund dated
February 10, 2006. (Note 3)
Amended and Restated Investor
Servicing Agreement with the Fund
dated January 1, 2005. (Note 4)

State Street Bank	Custodian and	Master Custodian Agreement with the
and Trust Company	Sub-Accounting	Fund dated January 1, 2007 (Note 3)
	Services Agent??	Master Sub-Accounting Services
Agreement with Investment
Management Company dated January
1, 2007 (Note 5)

Putnam Retail	Principal Underwriter	Class C Distribution Plan and
Management		Agreement with the Fund dated
Limited Partnership		January 8, 1999
Class M Distribution Plan and
Agreement with the Fund dated
November 28, 1994

SMBC Friend	Distributor in Japan	Japan Dealer Sales Agreement was
Securities Co., Ltd.		made with Principal Underwriter on
May 19, 1997 (amended on February
1, 2003) regarding Class C shares and
M shares in Japan (Note 6)

SMBC Friend	Agent Company	Agent Securities Company Agreement

Securities Co., Ltd.	was made with the Fund on February
1, 2003 regarding Class C shares (Note 7)
Agent Securities Company Agreement
was made with the Fund on May 2,
1997 regarding Class M shares

(Note 1) Management Contract is an agreement by which Investment Management Company agrees to provide investment management services of Fund and investment advisory services of the Fund's assets.

(Note 2) Sub-Management Contract is an agreement by which Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by Investment Management Company.

(Note 3) (Master) Custodian Agreement is an agreement by which Custodian agrees to provide custody services to the Fund.

(Note 4) Investor Servicing Agreement is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 5) Master Sub-Accounting Services Agreement is an agreement under which Investment Management Company has delegated to Custodian responsibility for providing certain administrative, pricing, and bookkeeping services for the Fund.

(Note 6) Japan Dealer Sales Agreement is an agreement by which Distributor in Japan agrees to sell Shares delivered by Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(Note 7) Agent Company Agreement is an agreement by which Agent Company, appointed by the Fund, agrees to distribute prospectuses relating to Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(C) Outline of the Management Company

1. Fund

a) Law of Place of Incorporation:

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 11, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940.

b) Purpose of the Fund:

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

c)	History of the Fund:
	August 11, 1988:	Organization of the Fund as a Massachusetts
business trust. Adoption of the Agreement and
Declaration of Trust.
	September 7, 1988:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.

d) Amount of Capital Stock: Not applicable.

e) Information Concerning Major Shareholders: Not applicable.

2. Putnam Investment Management, LLC (Investment Management Company)

a) Law of Place of Incorporation:

Putnam Investment Management, LLC is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

 b) Purpose of the Company:

Investment Management Company’s sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c) History of the Company:

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. 199 investment professionals in Boston, London and Tokyo with more than 10 years’ experience on average in asset management field are in charge of management. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937. Investment Management

Company is the twenty-first largest investment management company in United States ranked by total assets (source: Investment Company Institute's Report as of November 30, 2006) and manages the funds in the Putnam Family, with over $124 billion in aggregate net asset value in over 9 million shareholder accounts as of the end of December, 2006. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds. Total assets under management of Putnam Group are over US$192 billion as of the end of December, 2006.

Putnam Investment Management, LLC, Putnam Retail Management L.P., Putnam Investments Limited and Putnam Fiduciary Trust Company are subsidiaries of Putnam LLC, which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

d) Amount of Capital Stock:

1. Amount of member’s equity (as of the end of December, 2006)

 $70,594,104*

2. Member’s equity for the past five years:

Year	Member’s Equity
End of 2002	$138,739,094
End of 2003 End of 2004+ End of 2005 End of 2006	$144,486,036
-$9,155,466
$73,231,356
$70,594,104*

* This figure is unaudited.

+ During 2004, Investment Management Company accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ Equity.

e) Information Concerning Major Shareholders:

As of the end of December, 2006, all the outstanding interests of Investment Management Company were owned by Putnam, LLC.

2. INVESTMENT POLICY

(1) Investment Policy

GOAL

The Fund seeks as high a level of current income as Investment Management Company believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that:

>> are securitized debt instruments and other obligations of companies and governments worldwide

>> are either investment-grade or below investment-grade and

>> have intermediate to long-term maturities (three years or longer).

(2) Objects of Investment

Under normal market conditions, we invest 15% - 65% of the Fund’s net assets in each of these three sectors:

>> U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies

>> High yield sector: lower-rated bonds of U.S. companies

>> International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

(3) Structure of the Management of the Fund

Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet at least 11 times a year and review the performance of each fund with its manager at least quarterly.

The Fund's Trustees oversee the general conduct of the Fund's business. The Trustees have retained Investment Management Company to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business. The basis for the Trustees’ approval of the Fund’s management contract and the sub-management contract is discussed in the Fund’s annual report to shareholders dated September 30, 2006. The Fund pays Investment Management Company a quarterly management fee for these services based on the Fund's average net assets. The Fund paid Investment Management Company a management fee (after applicable waivers) of 0.55% of average net assets for the Fund’s last fiscal year. Investment Management Company 's address is One Post Office Square, Boston, MA 02109, U.S.A.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

Investment Management Company has retained its affiliate, Sub-Investment Management Company, to manage a separate portion of the assets of the Fund. Subject to the supervision of Investment Management Company, Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the Fund that it manages. Investment Management Company (and not the fund) pays a quarterly sub-management fee to Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by Sub-Investment Management Company. Sub-Investment Management Company’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Investment management teams. Investment Management Company's and Sub-Investment Management Company's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed Income and Core Fixed Income High Yield Teams manage the Fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the Fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the Fund.

Other fund managed by the Portfolio Leader and Portfolio Members. As of the Fund’s fiscal year-end, William Kohli was also a Portfolio Leader of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust and was also a Portfolio Member of Putnam Global Income Trust. Rob Bloemker was also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam U.S. Government Income Trust. Jeffrey Kaufman was also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. Paul Scanlon was also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund and Putnam High Yield Trust and a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. David Waldman was also a Portfolio Member of Master Intermediate Income Trust and Putnam Premier Income Trust. William Kohli, Rob Bloemker, Jeffrey

Kaufman, Paul Scanlon and David Waldman may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate.

Changes in the Fund’s Portfolio Leader and Portfolio Members

No changes in the fund’s Portfolio Leader or Portfolio Members occurred during the fiscal year ended September 30, 2006. William Kohli has served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

Fund ownership. The following table shows the dollar ranges of shares of the fund and all Putnam funds owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Investment in the Fund by Putnam employees and the Trustees. As of September 30, 2006, all of the 11 Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

The following table shows how much the members of Putnam’s Executive Board have invested in the Putnam funds (in dollar ranges). Information shown is as of the end of the fund’s last two fiscal years.

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the Fund, Multi-Sector Income Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

>> Consistent performance means being above median over one year.

>> Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

>> Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the Fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. In principle, the Fund declares distributions on or about the 20th day of each month to Japanese investors who hold shares as of the Record Date(*) of on or about the 11th day of each month. Japanese investors will be paid distributions on or about the fourth business day of the following month in Japan since the SMBC Friend confirms the payment by Putnam.

* Record Date shall be approximately 7 Fund business days before the 20th day of each month in principle and the next Fund business day of such Record Date shall be the ex-dividend date. Fund business day means a day on which the New York Stock Exchange is open for business.

(5) Restrictions of Investment:

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(9) Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities, or of any non-U.S. government, its agencies, or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.) The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, LLC. The Fund's investment manager, to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund’s net asset value; and

4. The Fund will not, together with other mutual funds managed by Putnam Management, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

"All percentage limitations on investments (other than pursuant to non-fundamental investment restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. "

3. INVESTMENT RISKS

(1) Risk Factor

The Fund’s main investment strategies and related risks.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the Fund's goal by investing mainly in bonds and securitized debt instruments from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector. We will not invest less than 15% of the Fund's net assets in U.S. government securities. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the Fund’s main investment strategies follows.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 70% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each U.S. nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the Fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment-grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Non-U.S. investments. The Fund considers a non-U.S. company to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Non-U.S. investments involve certain special risks, including:

>> Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

>> Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

>> Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

>> Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

>> Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, we may at times find it difficult to value the Fund’s non-U.S. investments.

>> Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

>> Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

>> Lower yield: Non-U.S. withholding taxes may reduce the proceeds from dividends or interest on, or the sale of, non-U.S. investments.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets or investments in U.S. companies that have significant non-U.S. operations.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from a short derivatives position is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Inter-Office Rate (LIBOR) or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below investment grade in quality, most also are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments.

Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable.

Hybrid instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the Commodity Futures Trading Commission (CFTC), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks.

Alternative strategies. Under normal market conditions, we keep the Fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $251,913 in brokerage commissions during the last fiscal year, representing 0.01% of the fund’s average net assets. Of this amount, no payments were made to brokers who also provided research services.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio, they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class A shares (not offered in Japan) results in a “combined cost ratio” of 0.98% of the fund’s average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “markup” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2006.

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

Portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Investment in Japanese Yen. Because the Fund consists of US dollars, purchase or repurchase of the Fund securities in Yen carries the risk of exchange.

(2) Management Structure for the Risks

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

4. FEES, ETC. AND TAX

(1) Sales charge

(a) Sales charge in overseas markets (United States of America):

 Class C shares

- No initial sales charge; your entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

 Class M shares

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B shares (not offered in Japan) or class C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Initial sales charges for class M shares

	Class M	sales charge
	as a percentage of*:

Amount of purchase at offering
price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

(b) Sales charge in Japan:

Not applicable since the Fund currently does not accept any subscription.

(2) Repurchase charge

(a) Repurchase charge in overseas markets (United States of America):

Class C shares

No repurchase fee will be charged; however, the above Deferred Sales Charge in (1)(a) will be charged on redemption.

Class M shares

No repurchase fee will be charged.

(b) Repurchase charge in Japan

Class C shares

No repurchase fee will be charged; however, the following contingent deferred sales charge (“CDSC”) will be charged on redemption. Consumption Tax will not be imposed on CDSC.

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

The CDSC will be applied against the lesser of issue amount at the time of purchase or repurchase proceeds. For the calculation of the duration from purchase to redemption, a period counting from the date of purchase to the last day of the corresponding month of the next year.

Class M shares

No repurchase fee will be charged.

(3) Management Fee, etc.:

(a) Management Fees

Under a Management Contract dated January 20, 1997, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million of average net assets, 0.55% of the next $500 million of average net assets, 0.50% of the next $5 billion of average net assets, 0.475% of the next $5 billion of average net assets, 0.455 % of the next $5 billion of average net assets, 0.44% of the next $5 billion of average net assets and 0.43% of any excess thereafter.

Pursuant to the Management Contract, the Fund incurred $17,403,729, $25,577,106 and $29,996,404 in management fees (after applicable waivers) for the fiscal years ending on September 30, 2006, 2005 and 2004, respectively. The Fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the Fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the Fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2006, 2005 and 2004 reflect the waiver of $164,402, $545,019 and $202,709, respectively, in management fees otherwise payable by the Fund to Putnam Management in respect of such investments.

Sub-advisor. Pursuant to the terms of a sub-management agreement between Investment Management Company and PIL, Investment Management Company (and not the Fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the Fund, if any, managed by PIL from time to time.

(b) Custodian Fee and Charges of the Investor Servicing Agent Effective January 1, 2007, the fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. PFTC, the fund's previous custodian, is managing the transfer of the Fund's assets to State Street. This transfer is expected to be completed during the first half of 2007. State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund's investments, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it.

PFTC will remain custodian with respect to Fund assets until the assets are transferred, performing similar services to those described for State Street. PFTC may employ one or more sub-custodians in fulfilling its responsibilities. The Fund pays State Street and PFTC an annual fee based on the Fund's assets held with each of them and on securities transactions processed by each of them and reimburses them for certain out-of pocket expenses. In addition to the fees the Fund pays to PFTC for providing custody services, the Fund will make additional payments to PFTC in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ending on September 30, 2006, the Fund paid $3,880,854 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company before the expense reduction, and $2,993,319 after the expense reduction.

(c) Fee on Class C Distribution Plan

The Class C distribution plan provides for payments by the Fund to Putnam Retail Management L.P. at the annual rate of up to 1.00% of average net assets attributable to Class C shares.

Payments under the plans are intended to compensate Putnam Retail Management L.P. for services provided and expenses incurred by it as principal underwriter of Fund's shares, including the payments to dealers mentioned below and repayments of commission advances to dealers selling Class C shares in Japan. Payments to dealers are subject to the continuation of the class C distribution plan and the terms of an agreement between SMBC Friend and Putnam Retail Management L.P.

For the fiscal year ending on September 30, 2006, the Fund paid fees under the Class C distribution plan of $1,640,684 for Class C shares sold in the United States.

(d) Fee on Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management L.P. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. SMBC Friend and other dealers are paid from the 0.50% that the Fund pays Putnam Retail Management L.P.

Payments under the plans are intended to compensate Putnam Retail Management L.P. for services provided and expenses incurred by it as principal underwriter of Fund's shares, including the payments to the above dealers. Payments to dealers are subject to the continuation of the class M distribution plan and the terms of an agreement between SMBC Friend and Putnam Retail Management L.P.

For the fiscal year ending on September 30, 2006, the Fund paid fees under the distribution plan of $6,692,026 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $57,664 for fiscal 2006.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2006.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of
	Diversified Income Trust	shares held in all of the
	shares owned	Putnam funds overseen by
Trustee

Jameson A. Baxter	$1-$10,000	over $100,000

Charles B. Curtis	$1-$10,000	over $100,000

Myra R. Drucker	$1-$10,000	over $100,000

John A. Hill	$10,001-$50,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Elizabeth T. Kennan	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000

Richard B. Worley	$1-$10,000	over $100,000

*Charles E. Haldeman, Jr.	over $100,000	over $100,000

*George Putnam, III	$50,001-$100,000	over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the Fund, Putnam Management or Putnam Retail Management or as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of the Fund

and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees' meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s fiscal year, are shown in the table below:

Audit and Compliance Committee*	13

Board Policy and Nominating Committee	11

Brokerage Committee**	7

Contract Committee	13

Distributions Committee	11

Executive Committee	2

Investment Oversight Committees	38

Marketing Committee***	8

Pricing Committee*	13

Shareholder Communications and Relations	8
Committee***

Investment Process Committee****	8

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings also includes the number of meetings held by the Audit and Pricing Committee prior to the formation of the new committees.

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, certain responsibilities of the Communication, Service and Marketing Committee were assigned to two new committees, the Marketing Committee and the Shareholder Communications and Relations Committee. The number of meetings also includes the number of meetings held by the Communication, Service and Marketing Committee prior to the formation of the new committees.

**** The Investment Process Committee began meeting in January 2006.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2006, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2006:

	COMPENSATION TABLE

		Pension or
		retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued as	benefits from	compensation
	compensation	part of	all Putnam	from all
	from the	fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement(1)	funds(2)

Jameson A. Baxter/1994(3)	$5,124	$1,853	$110,500	$290,000

Charles B. Curtis/2001	$4,908	$2,775	$113,900	$300,000

Myra R. Drucker/2004(3)	$4,718	N/A	N/A	$290,000

Charles E. Haldeman, Jr./2004	$0	$0	N/A	$0

John A. Hill/1985(3)(4)	$7,306	$2,547	$161,700	$388,294

Paul L. Joskow/1997(3)	$4,938	$1,677	$113,400	$295,000

Elizabeth T. Kennan/1992(3)	$5,105	$2,351	$108,000	$300,000

Kenneth R. Leibler/2006(5)	N/A	N/A	N/A	$47,500

John H. Mullin, III/1997(3)(6)	$4,045	$2,052	$107,400	$185,000

Robert E. Patterson/1984	$4,965	$1,409	$106,500	$300,000

George Putnam, III/1984(4)	$5,476	$1,282	$130,300	$320,000

W. Thomas Stephens/1997(3)	$4,641	$1,976	$107,100	$290,000

Richard B. Worley/2004	$4,827	N/A	N/A	$300,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years
2003, 2004 and 2005. For Mr. Mullin, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(2) As of December 31, 2006, there were 107 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam
Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam
Management.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee
Compensation Deferral Plan. As of September 30, 2006, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these
Trustees were: Ms. Baxter - $20,525; Ms. Drucker - $1,322; Mr. Hill - $90,328; Dr. Joskow
- $24,076; Dr. Kennan - $1,436; Mr. Mullin - $26,580; and Mr. Stephens - $2,279.

(4) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(5) Mr. Leibler was elected to the Board of Trustees of the Putnam funds on October 12, 2006.

(6) Mr. Mullin retired from the Board of Trustees of the Putnam funds on June 30, 2006.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

Investment Management Company places all orders for purchases and sales of the Fund’s portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. During fiscal 2006, 2005 and 2004, the Fund paid $251,913, $215,536 and $474,646 in brokerage commissions, respectively.

For the fiscal year ending on September 30, 2006, the Fund paid $15,686,496 (reflecting a reduction in management fees in connection with the Fund’s investment in Putnam Prime Money Market Fund) in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan

The Fund qualifies as a "bond investment trust." Hence, the tax treatment of unitholders in Japan of funds is as follows:

 (1) Distributions to be made by a fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the fund’s currency) between the redemption amount and the amount equal to capital of the fund (Hereinafter the same shall apply)) to be made by a fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain cases, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated “capital gain dividends,” “interest-related dividends,” and “short-term capital gain dividends” (as such terms are defined under the United States Internal Revenue Code of 1986, as amended) will generally not be subject to withholding of United States federal income tax. Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method”, so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.

This Fund qualifies as a public offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5.	STATUS OF INVESTMENT FUND
(1) Diversification of Investment Portfolio

					(as of the end of
					December, 2006)

				Total	Investment Ratio
	Types of Assets		Name of Country	U.S. Dollars	(%)

Foreign Government Bonds			Germany	167,363,536	6.04
			France	145,603,373	5.25
			Japan	119,291,226	4.30
			Ireland	68,810,027	2.48
			Russia	37,679,969	1.36
			Sweden	37,227,365	1.34
			Argentina	32,781,452	1.18
			Brazil	27,381,446	0.99
			Spain	20,803,890	0.75
			Turkey	19,867,150	0.72
			Canada	18,067,559	0.65
			South Africa	14,947,225	0.54
			Colombia	10,967,450	0.40
			Mexico	9,971,438	0.36
			Venezuela	7,080,400	0.26
			Ukraine	6,261,695	0.23
			Peru	3,254,580	0.12
			Ecuador	1,632,400	0.06

		Sub-total		748,992,181	27.03%

Corporate Bonds			United States	555,738,153	20.06
			Luxembourg	28,888,704	1.04
			Canada	20,135,624	0.73
			Cayman Islands	17,570,759	0.63
			France	10,045,798	0.36
			United Kingdom	7,889,131	0.28
			Germany	6,617,344	0.24

				(as of the end of
				December, 2006)

			Total	Investment Ratio
Types of Assets		Name of Country	U.S. Dollars	(%)

		Ireland	6,607,129	0.24

	Sub-total		653,492,642	23.58%

Collateralized Mortgage Obligations		United States	402,862,957	14.54
		Ireland	23,677,717	0.85
		United Kingdom	17,958,139	0.65
		Cayman Islands	4,658,788	0.17

	Sub-total		449,157,601	16.21%

Asset-Backed Securities		United States	306,538,073	11.06
		United Kingdom	67,954,372	2.45
		Cayman Islands	59,710,931	2.16
		Ireland	7,349,891	0.27

	Sub-total		441,553,267	15.94%

U.S. Treasury Obligations		United States	170,462,403	6.15%

Senior Loans		United States	160,320,430	5.78
		Bermuda	2,667,888	0.10
		Canada	1,928,299	0.07
		Norway	158,428	0.01

	Sub-total		165,075,045	5.96%

U.S. Government Agency Mortgage Obligations		United States	35,748,923	1.29%

Purchased Options		United States	13,370,112	0.48%

Short-Term Investments		United States	43,219,047	1.56%

Cash, Deposit and Other
Assets (After deduction of
liabilities)			49,920,482	1.80%

(Net Asset Value)			2,770,991,703	100.00%

Note 1: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Dollar amount is translated for convenience at the rate of $1.00=yen 119.11 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on December 29, 2006). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

(2)	Investment Assets
(a)	Names of Major Portfolio

(As of the end of December 2006)

		Quantity	Interest		Acquisition Cost		Current Value		Investment
		(Number of	Rate		Per Share	Total	Per Share	Total	ratio
	Type	Shares)	(%)	Maturity	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(%)

	Foreign Government Bonds	122,527,000	3.25%	2015	1.23	151,259,367	1.26	153,844,828	5.6
	Foreign Government Bonds	49,300,000	5.00%	2013	1.35	66,788,076	1.40	68,810,027	2.5

	U.S. Treasury Obligations	53,182,000	6.25%	2030	1.19	63,070,714	1.19	63,386,296	2.3
	Foreign Government Bonds	6,382,443,000	0.50%	2015	0.01	51,797,588	0.01	50,709,402	1.8

	Foreign Government Bonds	32,000,000	4.00%	2013	1.19	37,996,130	1.32	42,332,768	1.5
	U.S. Treasury Obligations	98,235,000	0.00%	2024	0.36	35,795,974	0.42	40,920,831	1.5

	Foreign Government Bonds	4,784,334,800	1.00%	2016	0.01	40,894,401	0.01	39,470,863	1.4
	Foreign Government Bonds	215,045,000	6.75%	2014	0.14	30,219,613	0.17	37,227,365	1.3
	U.S. Treasury Obligations	36,222,289	2.00%	2016	0.98	35,345,030	0.97	34,984,845	1.3
	Foreign Government Bonds	24,351,525	3.00%	2012	1.36	33,014,949	1.41	34,271,202	1.2

	Foreign Government Bonds	34,747,500	5.59%	2012	0.91	31,573,255	0.94	32,781,452	1.2
	Foreign Government Bonds	22,675,000	5.50%	2010	1.13	25,733,806	1.39	31,567,636	1.1
	U.S. Treasury Obligations	27,090,000	6.25%	2023	1.04	28,283,030	1.15	31,170,431	1.1
	Foreign Government Bonds	26,814,975	5.00%	2030	1.20	32,097,593	1.13	30,341,144	1.1
	Asset-backed Securities	30,084,000	7.86%	2030	0.90	27,064,685	0.98	29,557,530	1.1
	Foreign Government Bonds	17,480,000	5.75%	2032	1.39	24,307,645	1.65	28,925,526	1.0
	Foreign Government Bonds	3,299,500,000	2.50%	2036	0.01	29,002,963	0.01	28,921,560	1.0
	Asset-backed Securities	26,321,000	8.31%	2032	0.96	25,349,816	0.86	22,745,721	0.8
	Asset-backed Securities	23,474,000	6.91%	2033	0.97	22,809,585	0.97	22,662,527	0.8
	Foreign Government Bonds	15,000,000	5.00%	2012	1.34	20,132,974	1.39	20,803,890	0.8
	Collateralized Mortgage
	Obligations	25,287,667	0.00%	2035	0.74	18,718,814	0.75	19,051,798	0.7
	Corporate Bonds and Notes	16,127,000	5.75%	2015	0.99	16,020,604	0.99	16,014,111	0.6

	Foreign Government Bonds	12,685,000	11.00%	2012	1.15	14,556,373	1.23	15,602,550	0.6

	Quantity	Interest		Acquisition Cost		Current Value		Investment
	(Number of	Rate		Per Share	Total	Per Share	Total	ratio
Type	Shares)	(%)	Maturity	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(%)

Corporate Bonds and Notes	15,810,000	6.63%	2014	1.01	16,001,960	0.97	15,414,720	0.6
Asset-backed Securities	7,560,000	6.69%	2043	1.62	12,239,035	2.00	15,153,433	0.5
Asset-backed Securities	15,259,000	6.99%	2032	0.95	14,438,635	0.98	14,938,180	0.5

U.S. Government Agency			2020 to
Mortgage Obligations	15,571,595	4.50%	2035	0.93	14,469,734	0.94	14,660,649	0.5
Collateralized Mortgage
Obligations	14,703,000	7.00%	2033	0.93	13,639,330	0.99	14,571,776	0.5
Collateralized Mortgage
Obligations	17,972,521	0.00%	2035	0.78	14,063,702	0.79	14,200,143	0.5
Asset-backed Securities	10,080,000	5.20%	2043	1.17	11,789,462	1.36	13,678,002	0.5

(b) Investment Real Estate

Not applicable

(c) Other Major Investment Assets

Not applicable

(3) Results of Past Operations

(a) Record of Changes in Net Assets

Class C Shares

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December 2006 is as follows:

	Total Net Asset Value			Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)	Dollar		Yen

5th Fiscal Year	6,301	751	10.75	(11.35)	1,280.43	(1,351.90)

(September 30, 1999)

6th Fiscal Year	12,441	1,482	10.11	(10.98)	1,204.20	(1,307.83)

(September 30, 2000)

7th Fiscal Year	18,589	2,214	9.24	(10.07)	1,100.58	(1,199.44)

(September 30, 2001)

8th Fiscal Year	26,673	3,177	8.86	(9.58)	1,055.31	(1,141.07)

(September 30, 2002)

9th Fiscal Year	237,437	28,281	9.80	(10.46)	1,167.28	(1,245.89)

(September 30, 2003)

10th Fiscal Year	265,151	31,582	10.04	(10.64)	1,195.86	(1,267.33)

(September 30, 2004)

11th Fiscal Year	226,005	26,919	10.14	(10.61)	1,207.78	(1,263.76)

(September 30, 2005)

12th Fiscal Year	120,990	14,411	9.87	(10.55)	1,175.62	(1,256.61)

(September 30, 2006)

2006 end of January	181,939	21,671	9.86	(9.90)	1,174.42	(1,179.19)

February	172,388	20,533	9.87	(9.91)	1,175.62	(1,180.38)

March	162,022	19,298	9.75	(9.79)	1,161.32	(1,166.09)

April	153,364	18,267	9.73	(9.77)	1,158.94	(1,163.70)

May	146,425	17,441	9.72	(9.76)	1,157.75	(1,162.51)

June	135,146	16,097	9.67	(9.71)	1,151.79	(1,156.56)

July	129,103	15,377	9.74	(9.78)	1,160.13	(1,164.90)

August	124,651	14,847	9.83	(9.87)	1,170.85	(1,175.62)

September	120,990	14,411	9.87	(9.91)	1,175.62	(1,180.38)

October	118,543	14,120	9.90	(9.94)	1,179.19	(1,183.95)

November	118,730	14,142	9.98	(10.02)	1,188.72	(1,193.48)

December	118,292	14,090	9.95	(9.99)	1,185.14	(1,189.91)

(Note 1) Operations of Class C Shares were commenced on February 1, 1999.

(Note 2) Ex-dividend date is the 10th of each month. The amount of NAV per share with dividend is set forth in the parentheses. The amount of NAV per share with dividend as of the end of each fiscal year represents NAV per share as of the end of the relevent fiscal year with aggregate amount of all dividends paid during the relevent fiscal year, and the amount of NAV per share with dividend as of the end of each month represents NAV per share as of the end of the relevant month with the amount of dividend paid during the relevant month.

Class M Shares

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December 2006 is as follows:

	Total Net Asset Value			Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)	Dollar		Yen

1st Fiscal Year	14,751	1,757	11.97	(12.75)	1,425.75	(1,518.65)

(September 30, 1995)

2nd Fiscal Year	46,327	5,518	12.27	(13.14)	1,461.48	(1,565.11)

(September 30, 1996)

3rd Fiscal Year	513,351	61,145	12.67	(13.52)	1,509.12	(1,610.37)

(September 30, 1997)

4th Fiscal Year	1,019,477	121,430	11.62	(12.45)	1,384.06	(1,482.92)

(September 30, 1998)

5th Fiscal Year	1,066,821	127,069	10.73	(11.63)	1,278.05	(1,385.25)

(September 30, 1999)

6th Fiscal Year	1,022,625	121,805	10.09	(11.02)	1,201.82	(1,312.59)

(September 30, 2000)

7th Fiscal Year	1,368,935	163,054	9.22	(10.10)	1,098.19	(1,203.01)

(September 30, 2001)

8th Fiscal Year	2,258,273	268,983	8.83	(9.60)	1,051.74	(1,143.46)

(September 30, 2002)

9th Fiscal Year	3,004,689	357,889	9.78	(10.48)	1,164.90	(1,248.27)

(September 30, 2003)

10th Fiscal Year	3,174,449	378,109	10.02	(10.67)	1,193.48	(1,270.90)

(September 30, 2004)

11th Fiscal Year	1,898,276	226,104	10.11	(10.63)	1,204.20	(1,266.14)

(September 30, 2005)

12th Fiscal Year	1,082,428	128,928	9.84	(10.57)	1,172.04	(1,258.99)

(September 30, 2006)

2006 end of January	1,403,416	167,161	9.84	(9.88)	1,172.04	(1,176.81)

February	1,351,222	160,944	9.85	(9.89)	1,173.23	(1,178.00)

March	1,279,487	152,400	9.73	(9.77)	1,158.94	(1,163.70)

April	1,231,294	146,659	9.71	(9.75)	1,156.56	(1,161.32)

May	1,198,552	142,760	9.69	(9.73)	1,154.18	(1,158.94)

June	1,156,422	137,741	9.65	(9.69)	1,149.41	(1,154.18)

July	1,129,260	134,506	9.71	(9.75)	1,156.56	(1,161.32)

August	1,110,817	132,309	9.80	(9.84)	1,167.28	(1,172.04)

September	1,082,428	128,928	9.84	(9.88)	1,172.04	(1,176.81)

October	1,045,355	124,512	9.87	(9.91)	1,175.62	(1,180.38)

November	1,037,331	123,556	9.95	(9.99)	1,185.14	(1,189.91)

December	1,003,808	119,564	9.92	(9.96)	1,181.57	(1,186.34)

(Note 1) Operations of Class M Shares were commenced on December 1, 1994.

(Note 2) Ex-dividend date is the 10th of each month. The amount of NAV per share with dividend is set forth in the parentheses. The amount of NAV per share with dividend as of the end of each fiscal year represents NAV per share as of the end of the relevent fiscal year with aggregate amount of all dividends paid during the relevent fiscal year, and the amount of NAV per share with dividend as of the end of each month represents NAV per share as of the end of the relevant month with the amount of dividend paid during the relevant month.

(b)	Record of Distributions Paid
Class C Shares

		Amount paid
		from Net Investment Income per Share		Amount paid from
				Return of Capital		Amount of Dividend
Period				per Share		paid per Share

	5th Fiscal Year
	(2/1/99-9/30/99)	$ 0.60	(71.47)	-*	-	$0.60	(71.47)

	6th Fiscal Year
	(10/1/99-9/30/00)	$0.87	(103.63)	-*	-	$0.87	(103.63)

	7th Fiscal Year
	(10/1/00-9/30/01)	$0.63	(75.04)	$0.20	(23.82)	$0.83	(98.86)

	8th Fiscal Year
	(10/1/01-9/30/02)	$0.68	(80.99)	$0.04	(4.76)	$0.72	(85.76)

	9th Fiscal Year
	(10/1/02-9/30/03)	$0.66	(78.61)	-	-	$0.66	(78.61)

	10th Fiscal Year
	(10/1/03-9/30/04)	$0.60	(71.47)	-	-	$0.60	(71.47)

	11th Fiscal Year
	(10/1/04-9/30/05)	$0.47	(55.98)	-	-	$0.47	(55.98)

	12th Fiscal Year
	(10/1/05-9/30/06)	$0.68	(80.99)	-	-	$0.68	(80.99)

*	Amount represents less than $0.01 per Share.

(Note) Record of distribution paid and NAV on the ex-dividend date from January 2006 to
December 2006 are as follows:

			NAV on the
		Dividend	ex-dividend date

Month/Year	Dollar	Yen	Dollar

2006 end of January	0.038	4.53	9.86

February	0.039	4.65	9.82

March	0.039	4.65	9.74

April	0.038	4.53	9.69

May	0.039	4.65	9.70

June	0.039	4.65	9.72

July	0.038	4.53	9.67

August	0.039	4.65	9.74

September	0.038	4.53	9.81

October	0.039	4.65	9.82

November	0.039	4.65	9.89

December	0.039	4.65	9.95

Class M Shares

	Amount paid			Amount paid
	from Net		Amount of Profit	from		Amount of
	Investment		Distributed per	Return of Capital		Dividend
Period	Income per Share		Share	per Share		paid per Share

(12/1/94
-9/30/95)	$0.65	(77.42)	-	- $0.13	(15.48)	$0.78	(92.91)

2nd Fiscal Year
(10/1/95-9/30/96)	$0.87	(103.63)	-	-	-	-	$0.87	(103.63)

3rd Fiscal Year
(10/1/96-9/30/97)	$0.85	(101.24)	-	-	-	-	$0.85	(101.24)

4th Fiscal Year
(10/1/97-9/30/98)	$0.67	(79.80)	$0.16	(19.06)	-	-	$0.83	(98.86)

5th Fiscal Year
(10/1/98-9/30/99)	$0.89	(106.01)	-	-	$0.01	(1.19)	$0.90	(107.20)

6th Fiscal Year
(10/1/99-9/30/00)	$0.93	(110.77)	-	-	-*	-	$0.93	(110.77)

7th Fiscal Year
(10/1/00-9/30/01)	$0.67	(79.80)	-	-	$0.21	(25.01)	$0.88	(104.82)

8th Fiscal Year
(10/1/01-9/30/02)	$0.72	(85.76)	-	-	$0.05	(5.96)	$0.77	(91.71)

9th Fiscal Year
(10/1/02-9/30/03)	$0.70	(83.38)	-	-	-	-	$0.70	(83.38)

10th Fiscal Year
(10/1/03-9/30/04)	$0.65	(77.42)	-	-	-	-	$0.65	(77.42)

11th Fiscal Year
(10/1/04-9/30/05)	$0.52	(61.94)	-	-	-	-	$0.52	(61.94)

12th Fiscal Year
(10/1/05-9/30/06)	$0.73	(86.95)	-	-	-	-	$0.73	(86.95)

* Amount represents less than $0.01 per Share.

(Note) Record of distribution paid and NAV on the ex-dividend date from January 2006 to December 2006 are as follows:

				NAV on the
		Dividend		ex-dividend date

Month/Year	Dollar		Yen	Dollar

2006 end of January	0.043		5.12	9.83

February	0.043		5.12	9.79

March	0.043		5.12	9.71

April	0.043		5.12	9.66

May	0.043		5.12	9.67

June	0.043		5.12	9.69

July	0.043		5.12	9.63

August	0.043		5.12	9.70

September	0.043		5.12	9.78

October	0.043		5.12	9.78

November	0.043		5.12	9.86

December	0.043		5.12	9.92

(c) Record of Changes in Annual Return

Class C Shares

Fiscal Year	Annual Return (%)

5th Fiscal Year
(from February 1,1999 to September 30, 1999)	-1.40%

6th Fiscal Year
(from October 1,1999 to September 30, 2000)	2.22%

7th Fiscal Year
(from October 1, 2000 to September 30, 2001)	-0.50%

8th Fiscal Year
(from October 1,2001 to September 30, 2002)	3.72%

9th Fiscal Year
(from October 1, 2002 to September 30,2003)	18.70%

10th Fiscal Year
(from October 1, 2003 to September 30, 2004)	8.87%

11th Fiscal Year
(from October 1, 2004 to September 30, 2005)	5.71%

12th Fiscal Year
(from October 1, 2005 to September 30, 2006)	4.25%

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1]

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1. Provided that Ending NAV means net asset value per share as of the end of the fiscal year and Beginning NAV means (except for 5th fiscal year) net asset value per share as of the end of the previous fiscal year. Regarding 5th fiscal year, Beginning NAV means net asset value per share as of February 1, 1999.

Class M Shares

Fiscal Year	Annual Return (%)

1st Fiscal Year
(from December 1, 1994 to September 30, 1995)	12.90%

2nd Fiscal Year
(from October 1,1995 to September 30, 1996)	10.12%

3rd Fiscal Year
(from October 1,1996 to September 30, 1997)	10.59%

4th Fiscal Year
(from October 1,1997 to September 30, 1998)	-1.97%

5th Fiscal Year
(from October 1,1998 to September 30, 1999)	0.09%

6th Fiscal Year
(from October 1,1999 to September 30, 2000)	2.74%

7th Fiscal Year
(from October 1, 2000 to September 30, 2001)	-0.02%

8th Fiscal Year
(from October 1,2001 to September 30, 2002)	4.13%

9th Fiscal Year
(from October 1, 2002 to September 30, 2003)	19.37%

10th Fiscal Year
(from October 1, 2003 to September 30, 2004)	9.43%

11th Fiscal Year
(from October 1, 2004 to September 30, 2005)	6.19%

12th Fiscal Year
(from October 1, 2005 to September 30, 2006)	4.82%

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1]

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1. Provided that Ending NAV means net asset value per share as of the end of the fiscal year and Beginning NAV means (except for 1st fiscal year) net asset value per share as of the end of the previous fiscal year. Regarding 1st fiscal year, Beginning NAV means net asset value per share as of December 1, 1994.

II. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST UNITS

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U. S. A.

The Japanese investors who entrust the custody of their shares to Distributor or Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940. The Fund will hold a shareholders’ meeting at which the Board of Trustees will be elected at least every five years beginning in 2004.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART II.	DETAILED INFORMATION ON THE FUND
I.	ADDITIONAL INFORMATION ON THE FUND
1.	History of the Fund:
	August 11, 1988:	Organization of the Fund as a Massachusetts
business trust. Adoption of the Agreement and
Declaration of Trust.
	September 7, 1988:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.  Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment. A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees. Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

 The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the “SEC”), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders. c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986 The Fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

3. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

II. PROCEDURES, ETC.

1. PROCEDURES FOR SUBSCRIPTION (SALES), ETC.

a. Sales in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make subsequent investments in any amount. The minimum investment is waived if an investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from their bank checking or savings account. Currently, Putnam is waiving the minimum, but reserves the right to reject initial investments under the minimum.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor’s financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the Exchange for investors’ shares to be bought at that day’s offering price.

Investors residing in the U.S. can buy shares:

- Through a financial advisor

Investors' advisors will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investors for his or her services. Alternatively, investors may request an account application from Putnam Investor Services. An investor simply completes the application and writes a check for the amount they wish to invest, payable to the fund. An investor returns the check and completed form to Putnam Investor Services.

- Through systematic investing

Investors may open an account by filling out the systematic investing section of the account application. Investors simply specify the frequency of regular investments (weekly, semi-monthly or monthly) through automatic deductions from their bank checking or savings account. Application forms are available through investors' advisors or by calling Putnam Investor Services at 1-800-225-1581.

Through an investor's employer’s retirement plan. If investors participate in a retirement plan that offers the fund, they may please consult their employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open an investor’s Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account.

Other methods of making subsequent investments for investors residing in the U.S.:

Via the Internet or phone. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, they can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. An investor may also request a book of investment stubs for their account. An investor may complete an investment stub and write a check for the amount they wish to invest, payable to the Fund. An investor returns the check and investment stub to Putnam Investor Services.

By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800 -225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the Exchange. An investor's bank may charge them for wiring same-day funds. Although the Fund’s designated bank does not currently charge an investor for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Sales of Class C shares in the United States

- No initial sales charge; your entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Sales of Class M shares in the United States

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B (not offered in Japan) or class C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Initial sales charges for class M shares*

	Class M sales charge
	as a percentage of:

Amount of purchase at
offering price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class C and M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investments.

An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal 2006, Putnam Retail Management L.P. received $6,594 and $21,740 in sales charges for Class C Shares and Class M Shares, respectively, of which it retained no monies and $1,885 for Class C Shares and Class M Shares, respectively.

Payments to dealers. Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealer who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

b. Sales in Japan

Not applicable since the Fund currently does not accept any subscription.

2. PROCEDURES FOR REPURCHASE, ETC.

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the Exchange is open, either through investors’ financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The Fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 7 days or less (including if an investor purchased the shares by exchange). The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 (of the Internal Revenue Code) college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund’s short-term trading fee.

Selling shares through investors’ financial advisor

An investor’s advisor must receive the investors’ request in proper form before the close of regular trading on the Exchange for them to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Investor’s advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge them for his or her services.

Selling shares directly to the Fund

Putnam Investor Services must receive an investor’s request in proper form before the close of regular trading on the Exchange in order to receive that day’s NAV, less any applicable sales charge and short-term trading fee.

By mail

Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must return them unendorsed with their letter of instruction.

By telephone

Investors may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investor’s shares. The telephone redemption privilege may be modified or terminated without notice.

Shares held through an investor's employer’s retirement plan. For information on how to sell shares of the fund that were purchased through an investor's employer’s retirement plan, including any restrictions and charges that the plan may impose, the investor should consult their employer.

Additional requirements

In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

Payment information.

The Fund generally sends an investor payment for investor’s shares the business day after investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities law. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor’s shares without investors’ permission and send the investor the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

b. Repurchase in Japan Shareholders in Japan may at any time request repurchase of Class M shares without a contingent deferred sales charge. If Shareholders in Japan request repurchase of Class C Shares, CDSC calculated in accordance with the following schedule will be assessed:

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

Consumption Tax will not be imposed on CDSC.

Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or Sales Handling Company on a Fund Business Day that is a business day of securities companies in Japan. The repurchase shall be made in integral multiples of 10 shares both for Class C shares and Class M shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Friend, less, in the case of Class C shares, any applicable deferred sales charge. The payment of the price shall be made in yen through the Distributor or Sales Handling Companies pursuant to the Agreements (on and after June 1, 1997, the Contracts) or, if the Distributor or Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

c. Suspension of Repurchase:

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.:

(A) Valuation of assets:

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the Exchange is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the Exchange, these investments will be valued at their fair value, which may differ from recent market prices.

The fund determines the net asset value per share of each class of shares once each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to SEC Rule 2a-7. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the Exchange. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the Exchange. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

(B) Custody:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. Trade Balance Report on the Shares shall be delivered by the Distributor or Sales Handling Companies to the Japanese Shareholders.

(C) Duration of existence:

Unless terminated, the Fund shall continue without limitation of time.

(D) Fiscal Year:

The accounts of the Fund will be closed each year on 30th September.

(E) Miscellaneous:

a. Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. The procedures concerning the changes of contracts between the related companies:

 (i) Management Contract

Either party thereto may at any time terminate Management contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or if (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of Investment Management Company, by vote cast in person at a meeting called off the purpose of voting on continuance of the contract, then the contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon or the expiration of one year from the effective date of the last such continuance, which ever is later.

(ii) Custodian Agreement

Custody Agreement with PFTC shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid, to the other party, such termination to take effect not sooner than thirty (30) days after the date of mailing; provided, that either party may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

The agreement is executed and delivered in The Commonwealth of Massachusetts and shall be governed by and construed according to the internal laws of said Commonwealth, without regard to principles of conflicts of law.

The Custodian Agreement with State Street Bank and Trust Company shall become effective as of its execution and shall continue in full force and effect for an initial term of four (4) years from the date hereof, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. If this Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the Funds, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each Fund and the Custodian and in effect immediately prior to the Termination Date.

(iii) Sub-Management Contract

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Sub-Investment Management Company or Investment Management Company, on 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Investment Management Company or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Investment Management Company or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

(iv) Investor Servicing Agreement

The Investor Servicing Agreement takes effect upon its execution and remains in full force and effect until terminated as hereinafter provided. The Investor Servicing Agreement may be amended at any time by mutual agreement of the parties hereto. It may be terminated by the Fund upon 90 days’ written notice to PFTC and by PFTC upon six months’ written notice to the Fund.

The Investor Servicing Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(v) Agent Securities Company Agreement

Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

The agreement shall be governed by and construed in accordance with the laws of Japan.

(vi) Japan Dealer Sales Contract

Either party to Japan Dealer Sales Contract may terminate the contract, without cause, upon 30 days’ written notice to the other party. Either party hereto may also terminate the contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party. The contract and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of The Commonwealth of Massaschusetts.

2. Outline of Disclosure System:

(A) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(B) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at the reading room of Kanto Local Finance Bureau of the Ministry of Finance or the electronic disclosure system (EDINET) concerning the disclosure documents of the Annual Securities Report, etc. under the Securities and Exchange Law of Japan.

The Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Kofu Mokuromisho" or "Prospectus to be delivered") the contents of which are substantially identical with Part I and Part II of the securities registration statements. Moreover, the Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Seikyu Mokuromisho" or "Prospectus to be delivered, if requested") the contents of which are substantially identical with Part III of the securities registration statements, when investors require such prospecutuses. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the reading room of Kanto Local Finance Bureau of the Ministry of Finance or EDINET.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies If the Fund conducts business of offering for sale of units of the Fund, etc., it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agent under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951) (hereinafter referred to the “Investment Trusts Law”). In addition, if the Fund amends the Agreement and Declaration of Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

If the Fund makes any amendment to the Agreement and Declaration of Trust of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the unitholders known in Japan. Provided, however, that if the said written documents are delivered to all the unitholders in Japan, the relevant public notice is not required to be given.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the unitholders known in Japan.

3. Rights of Shareholders,etc.:

(A) Rights of Shareholders:

The Shareholders shall be registered in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or Sales Handling Company cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive distributions from any net investment income once a month and any net realized capital gains at least once a year. Shareholders may choose from three distribution options, though investors in Japan may only choose the last alternative.

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income and net short-term capital gains in cash while reinvesting net-long term capital gains distributions in additional shares without a sales charge; or

- Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of the shareholders' meeting.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any false statement concerning any important matter in the U.S. Registration Statement, or any omission of any statement of important matters to be stated therein or not to cause any misunderstanding, shareholders are entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(B) Foreign Exchange Control:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(C) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building, 6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Japanese Ministry of Finance of the public offering concerned as well as for the continuous disclosure is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building, 6-5, Marunouchi, 1-chome
Chiyoda-ku, Tokyo

(D) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (C)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto: Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted. Audited financial accounts of the Fund will be incorporated in the Japanese Securities Registration Statement]

2. CONDITION OF THE FUND

Statement of Net Assets

		(As of the end of December, 2006)

		JPY
	USD (except d)	(in thousands, except d, e)

Total Assets	$9,281,630,038	1,105,534,954

Total Liabilities	$6,510,638,335	775,482,132

Total Net Assets
(a-b)	$2,770,991,703	330,052,822

Total Number of Shares
Outstanding
	Class A 137,414,942	Shares
	Class B 25,655,448	Shares
	Class C 11,883,176	Shares
	Class M 101,143,271	Shares
	Class R 74,937	Shares
	Class Y 1,660,187	Shares

Net Asset Value
per Share
	Class A $10.02	1,193.48
	Class B $9.94	1,183.95
	Class C $9.95	1,185.14
	Class M $9.92	1,181.57
	Class R $10.00	1,191.10
	Class Y $10.02	1,193.48

V. RECORD OF SALES AND REPURCHASES

Class C Shares

Record of sales and repurchases during the following fiscal years and number of outstanding Class C shares of the Fund as of the end of such Fiscal Years are as follows:

		Number of
	Number of	Shares	Number of
	Shares Sold	Repurchased	Outstanding Shares

5th Fiscal Year	710,829	124,490	586,339
(2/1/99-9/30/99)	(0)	(0)	(0)

6th Fiscal Year	998,953	354,197	1,231,095
(10/1/99-9/30/00)	(0)	(0)	(0)

7th Fiscal Year	1,368,478	586,748	2,012,825
(10/1/00-9/30/01)	(0)	(0)	(0)

8th Fiscal Year	3,226,584	2,227,693	3,011,716
(10/1/01-9/30/02)	(0)	(0)	(0)

9th Fiscal Year	22,602,652	1,382,070	24,232,298
(10/1/02-9/30/03)	(19,448,410)	(77,860)	(19,370,550)

10th Fiscal Year	13,675,769	11,497,122	26,410,945
(10/1/03-9/30/04)	(11,337,280)	(8,721,270)	(21,986,560)

11th Fiscal Year	8,888,624	13,003,377	22,296,192
(10/1/04-9/30/05)	(6,997,040)	(10,910,120)	(18,073,480)

12th Fiscal Year	1,936,789	11,971,954	12,261,027
(10/1/05-9/30/06)	(440)	(10,711,710)	(7,362,210)

Note 1:	The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. Class C Shares are sold in Japan from February 24, 2003.
Note 2:	Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the
June 21, 2002 merger of Putnam Strategic Income Fund into Putnam Diversified Income Trust.

Class M Shares

Record of sales and repurchases during the following fiscal years and number of outstanding Class M shares of the Fund as of the end of such Fiscal Years are as follows:

		Number of
	Number of	Shares	Number of
	Shares Sold	Repurchased	Outstanding Shares

1st Fiscal Year	1,363,277	131,265	1,232,012
(12/1/94-9/30/95)	(0)	(0)	(0)

2nd Fiscal Year	3,470,806	925,979	3,776,839
(10/1/95-9/30/96)	(0)	(0)	(0)

3rd Fiscal Year	38,906,817	2,156,006	40,527,650
(10/1/96-9/30/97)	(34,927,970)	(344,600)	(34,583,370)

4th Fiscal Year	82,811,002	35,639,555	87,699,097

(10/1/97-9/30/98)	(79,771,290)	(33,361,320)	(80,993,340)

5th Fiscal Year	65,746,653	53,993,131	99,452,619
(10/1/98-9/30/99)	(63,773,260)	(51,272,070)	(93,494,530)

6th Fiscal Year	41,862,440	39,930,463	101,384,596
(10/1/99-9/30/00)	(39,925,850)	(36,831,790)	(96,588,590)

7th Fiscal Year	84,362,404	37,207,162	148,539,838
(10/1/00-9/30/01)	(82,481,330)	(34,815,130)	(144,254,790)

8th Fiscal Year	132,245,660	25,169,014	255,616,484
(10/1/01-9/30/02)	(129,769,150)	(22,550,670)	(251,473,270)

9th Fiscal Year	103,231,937	51,617,010	307,231,411
(10/1/02-9/30/03)	(101,428,910)	(49,702,570)	(303,199,610)

10th Fiscal Year	124,099,286	114,513,916	316,816,781
(10/1/03-9/30/04)	(123,299,165)	(112,588,660)	(313,910,115)

11th Fiscal Year	25,984,419	155,063,889	187,737,311
(10/1/04-9/30/05)	(25,508,390)	(154,184,445)	(185,234,060)

12th Fiscal Year	494,631	78,204,784	110,027,158
(10/1/05-9/30/06)	(13,060)	(77,659,560)	(107,587,560)

Note 1: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. Class M Shares are sold in Japan from May 28, 1997.

Note 2: Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the June 21, 2002 merger of Putnam Strategic Income Fund into Putnam Diversified Income Trust.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Fund

(1) Outline of the Fund

(A) Amount of Capital Stock Not applicable.

(B) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholders approval into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine. The Fund’s shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein  (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(2) Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, LLC, the investment adviser, to render investment advisory services, State Street Bank and Trust Company, to hold the assets of the Fund in custody and Putnam Fiduciary Trust Company, to act as Investor Servicing Agent.

(Note) PFTC is managing the transfer of the Fund's assets to State Street. This transfer is expected to be completed during the first half of 2007. PFTC will remain custodian with respect to Fund assets until the assets are transferred.

Putnam Investment Management LLC has retained its affiliate, Putnam Investments Limited, to manage a separate portion of the assets of the Fund subject to its supervision.

(3) Financial Conditions of the Fund

Same as “IV Financial Conditions of the Fund” in “PART II DETAILED INFORMATION ON THE FUND.”

(4) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(B) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

The fiscal year end of the Fund is September 30. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2. Putnam Investment Management, LLC (Investment Management Company)

(1) Outline of the Investment Management Company

□ Amount of Capital

(1). Amount of member’s equity (as of the end of December, 2006) $70,594,104*

(2). Member’s equity for the past five years:

Year End of 2001 End of 2002 End of 2003 End of 2004+ End of 2005 End of 2006 * This figure is unaudited.	Member’s Equity
$170,497,323
$138,739,094
$144,486,036
-$9,155,466
$73,231,356
$70,594,104*

+ During 2004, Putnam Investment Management accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ Equity.

□ Structure of the Management of the Company

Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet at least 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

Investment Management Company's Core Fixed-Income Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.

Investment Management Company has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the Fund. Subject to the supervision of Investment Management Company, PIL is responsible for making investment decisions for the portion of the assets of the Fund that it manages. PIL provides a full range of international investment advisory services to institutional and retail clients.

Investment management teams. Investment Management Company and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed Income and Core Fixed Income High Yield Teams manage the Fund’s investments. The names of all team members can be found at www.putnam.com.

(2) Summary of Business Lines and Business Operation

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of December 2006, Investment Management Company managed, advised, and/or administered the following 107 funds and fund portfolios (having an aggregate net asset value of over US$124 billion:)

	(As of the end of December, 2006)

Country name
where the fund is	Principal Characteristics	Number of	Total Net Assets
established or		Funds	($million)
managed

	Closed End Type Bond Fund	11	US$4,279

	Open End Type Balanced Fund	13	US$34,362

United States	Open End Type Bond Fund	32	US$29,951

	Open End Type Equity Fund	51*	US$55,656

*May include one or more funds whose portfolios become more conservative over time by increasing their bond allocations.

(3) Financial Conditions of the Investment Management Company

[Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]

(4) Restrictions on Transactions with Interested Parties

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Election and Removal of Directors

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

(B) Election and Removal of Officers

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(C) Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

(D) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of Investment Management Company may be amended, under the law of the State of Delaware, by appropriate shareholders' vote.

 b. Under the General Corporation Law of the law of the State of Delaware, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. Investment Management Company has no direct subsidiaries.

d. The fiscal year end of the Investment Management Company is December 31.

II. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital U.S. $94,176,892* (approximately ¥11.5 billion) as of the end of January, 2007

* This figure is unaudited.

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam, LLC, parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception, and custody services since 1990

 (3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services and shareholder services and custody services to the Fund.

(B) Putnam Retail Management L.P. (the Principal Underwriter)

(1) Amount of Capital

U.S. $20,144,807* (approximately ¥[ ] billion) as of the end of December, 2006

* This figure is unaudited.

(2) Description of Business

Putnam Retail Management L.P. is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management L.P. provides marketing services to the Fund.

(C) SMBC Friend Securities Co., Ltd. (Distributor in Japan and Agent Company)

 (1) Amount of Capital ¥ 27,270 million as of the end of December, 2006

(2) Description of Business

SMBC Friend Securities Co., Ltd is a securities company in Japan. It engages in handling the sales and repurchase of units issued by Daiwa Securities Investment Trust Management Co., Ltd., Nomura Asset Management Co., Ltd., Nikko Asset Management Co., Ltd., Fidelity Investment Management Co., Ltd., Sumitomo Mitsui Asset Management Co., Ltd., Sumitomo Trust Bank Asset Management Co., Ltd. and Daiwa SB

Investments Ltd. etc., and acts as the Agent Company and engages in handling the sales and repurchase of units for MFS Research Bond Fund J, T. Rowe Price Life Plan Income Fund, Pictet Global Selection Fund - European Bond Fund etc. and engages in handling the sales and repurchase of units for Nomura Global Select Trust.

(3) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D) Putnam Investments Limited (Sub-Investment Management Company)

 (1) Amount of Capital U.S. $25,477,090 (approximately JPY [ ] billion) as of the end of December, 2006

* This figure is unaudited.

(2) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam, LLC, parent company of Putnam Investment Management, LLC. PIL provides a full range of international investment advisory services to institutional and retail clients.

(3) Outline of Business Relationship with the Fund

Putnam Investments Limited provides investment advisory services for a portion of the Fund’s assets as determined by Putnam Investment Management, LLC.

(E) State Street Bank and Trust Company (the Custodian and Sub-Accounting Services Agent)

(1) Amount of Capital Total consolidated shareholder's equity: U.S.$6.769 billion (JPY 824.0 billion) as of the end of December, 2006.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds, since 1924 and to the Fund since January 2007.

(3) Outline of Business Relationship with the Fund

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(F) Capital Relationships

100% of the shares of Putnam Investment Management, LLC and Putnam Investments Limited are held by Putnam LLC.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

[Please review a separate Word file " OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS 2006.12 from EEF.doc"]

IV. REFERENCE INFORMATION

The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of MOF (for the Fund's accounting period from October 1, 2005 to September 30, 2006).

February 28, 2006: Annual Securities Report (the Eleventh term)
June 30, 2006: Semi-annual Report (during the Twelfth term)